Exhibit 99.1

NORTHEAST COMMUNITY BANCORP, INC.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	December 31,	December 31,
	2024	2023
	(In thousands, except share
	and per share amounts)
ASSETS
Cash and amounts due from depository institutions	$13,700	$13,394
Interest-bearing deposits	64,559	55,277
Total cash and cash equivalents	78,259	68,671
Certificates of deposit	100	100
Equity securities	21,994	18,102
Securities held-to-maturity ( net of allowance for credit losses of $126 and $136, respectively )	14,616	15,860
Loans receivable	1,812,647	1,586,721
Deferred loan (fees) costs, net	(49)	176
Allowance for credit losses	(4,830)	(5,093)
Net loans	1,807,768	1,581,804
Premises and equipment, net	24,805	25,452
Investments in restricted stock, at cost	397	929
Bank owned life insurance	25,738	25,082
Accrued interest receivable	13,481	12,311
Real estate owned	5,120	1,456
Property held for investment	1,370	1,407
Right of Use Assets – Operating	4,001	4,566
Right of Use Assets – Financing	347	351
Other assets	11,585	8,044
Total assets	$2,009,581	$1,764,135
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing	$287,135	$300,184
Interest bearing	1,383,240	1,099,852
Total deposits	1,670,375	1,400,036
Advance payments by borrowers for taxes and insurance	1,618	2,020
Borrowings	-	64,000
Lease Liability – Operating	4,108	4,625
Lease Liability – Financing	609	571
Accounts payable and accrued expenses	14,530	13,558
Total liabilities	1,691,240	1,484,810

Stockholders’ equity:
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	$—	$—
Common stock, $0.01 par value; 75,000,000 shares authorized; 14,016,254 shares and 14,144,856 shares outstanding, respectively	140	142
Additional paid-in capital	110,091	109,924
Unearned Employee Stock Ownership Plan (“ESOP”) shares	(6,088)	(6,563)
Retained earnings	213,974	175,505
Accumulated other comprehensive income	224	317
Total stockholders’ equity	318,341	279,325
Total liabilities and stockholders’ equity	$2,009,581	$1,764,135

NORTHEAST COMMUNITY BANCORP, INC.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Quarter Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
			(In thousands, except per share amounts)
INTEREST INCOME:
Loans	$39,081	$35,660	$153,902	$127,486
Interest-earning deposits	1,144	1,257	5,202	4,143
Securities	247	209	909	859
Total Interest Income	40,472	37,126	160,013	132,488
INTEREST EXPENSE:
Deposits	15,160	11,131	55,619	34,181
Borrowings	5	779	1,564	1,078
Financing lease	9	10	38	38
Total Interest Expense	15,174	11,920	57,221	35,297
Net Interest Income	25,298	25,206	102,792	97,191
Provision for credit loss	1,026	205	740	972
Net Interest Income after Provision for (Reversal of) Credit Loss	24,272	25,001	102,052	96,219
NON-INTEREST INCOME:
Other loan fees and service charges	485	474	2,098	1,891
Gain (loss) on disposition of equipment	22	(18)	22	(18)
Earnings on bank owned life insurance	170	156	656	1,013
Investment advisory fees	-	115	-	458
Realized and unrealized (loss) gain on equity securities	(554)	621	(109)	294
Other	26	38	116	105
Total Non-Interest Income	149	1,386	2,783	3,743
NON-INTEREST EXPENSES:
Salaries and employee benefits	5,204	4,760	20,942	18,839
Occupancy expense	712	705	2,828	2,595
Equipment	229	211	890	1,055
Outside data processing	680	572	2,604	2,210
Advertising	108	101	418	521
Loss on disposition of business	-	138	-	138
Real estate owned expense	204	41	731	93
Other	2,785	2,706	10,649	9,770
Total Non-Interest Expenses	9,922	9,234	39,062	35,221
INCOME BEFORE PROVISION FOR INCOME TAXES	14,499	17,153	65,773	64,741
PROVISION FOR INCOME TAXES	4,283	5,052	18,699	18,465
NET INCOME	$10,216	$12,101	$47,074	$46,276

NORTHEAST COMMUNITY BANCORP, INC.

SELECTED CONSOLIDATED FINANCIAL DATA

(Unaudited)

	Quarter Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(In thousands, except per share amounts)		(In thousands, except per share amounts)
Per share data:
Earnings per share - basic	$0.78	$0.82	$3.58	$3.32
Earnings per share - diluted	0.75	0.82	3.52	3.32
Weighted average shares outstanding - basic	13,132	14,720	13,136	13,930
Weighted average shares outstanding - diluted	13,582	14,778	13,359	13,936
Performance ratios/data:
Return on average total assets	2.04%	2.77%	2.46%	2.90%
Return on average shareholders' equity	12.90%	17.49%	15.59%	17.09%
Net interest income	$25,298	$25,206	$102,792	$97,191
Net interest margin	5.29%	6.06%	5.62%	6.41%
Efficiency ratio	38.99%	34.72%	37.00%	34.90%
Net charge-off ratio	0.28%	0.01%	0.08%	0.02%

Loan portfolio composition:	December 31, 2024	December 31, 2023
One-to-four family	$3,472	$5,252
Multi-family	206,606	198,927
Mixed-use	26,571	29,643
Total residential real estate	236,649	233,822
Non-residential real estate	29,446	21,130
Construction	1,426,167	1,219,413
Commercial and industrial	118,736	111,116
Consumer	1,649	1,240
Gross loans	1,812,647	1,586,721
Deferred loan (fees) costs, net	(49)	176
Total loans	$1,812,598	$1,586,897
Asset quality data:
Loans past due over 90 days and still accruing	$-	$-
Non-accrual loans	-	4,385
OREO property	5,120	1,456
Total non-performing assets	$5,120	$5,841

Allowance for credit losses to total loans	0.27%	0.32%
Allowance for credit losses to non-performing loans	0.00%	116.15%
Non-performing loans to total loans	0.00%	0.28%
Non-performing assets to total assets	0.25%	0.33%

Bank's Regulatory Capital ratios:
Total capital to risk-weighted assets	13.92%	13.43%
Common equity tier 1 capital to risk-weighted assets	13.65%	13.10%
Tier 1 capital to risk-weighted assets	13.65%	13.10%
Tier 1 leverage ratio	14.44%	14.43%

NORTHEAST COMMUNITY BANCORP, INC.

NET INTEREST MARGIN ANALYSIS

(Unaudited)

	Quarter Ended December 31, 2024			Quarter Ended December 31, 2023
	Average	Interest	Average	Average	Interest	Average
	Balance	and dividend	Yield	Balance	and dividend	Yield
	(In thousands, except yield/cost information)			(In thousands, except yield/cost information)
Loan receivable gross	$1,784,920	$39,081	8.76%	$1,545,446	$35,660	9.23%
Securities	36,817	232	2.52%	33,124	188	2.27%
Federal Home Loan Bank stock	455	15	13.19%	929	21	9.04%
Other interest-earning assets	90,279	1,144	5.07%	83,436	1,257	6.03%
Total interest-earning assets	1,912,471	40,472	8.46%	1,662,935	37,126	8.93%
Allowance for credit losses	(4,833)			(4,771)
Non-interest-earning assets	92,422			87,557
Total assets	$2,000,060			$1,745,721

Interest-bearing demand deposit	$233,112	$2,198	3.77%	$118,691	$1,026	3.46%
Savings and club accounts	137,295	767	2.23%	206,120	1,404	2.72%
Certificates of deposit	1,026,433	12,195	4.75%	758,928	8,701	4.59%
Total interest-bearing deposits	1,396,840	15,160	4.34%	1,083,739	11,131	4.11%
Borrowed money	1,293	14	4.33%	67,049	789	4.71%
Total interest-bearing liabilities	1,398,133	15,174	4.34%	1,150,788	11,920	4.14%
Non-interest-bearing demand deposit	263,711			298,739
Other non-interest-bearing liabilities	21,428			19,449
Total liabilities	1,683,272			1,468,976
Equity	316,788			276,745
Total liabilities and equity	$2,000,060			$1,745,721

Net interest income / interest spread		$25,298	4.12%		$25,206	4.79%
Net interest rate margin			5.29%			6.06%
Net interest earning assets	$514,338			$512,147
Average interest-earning assets
to interest-bearing liabilities	136.79%			144.50%

NORTHEAST COMMUNITY BANCORP, INC.

NET INTEREST MARGIN ANALYSIS

(Unaudited)

	Year Ended December 31, 2024			Year Ended December 31, 2023
	Average	Interest	Average	Average	Interest	Average
	Balance	and dividend	Yield	Balance	and dividend	Yield
	(In thousands, except yield/cost information)			(In thousands, except yield/cost information)
Loan receivable gross	$1,701,079	$153,902	9.05%	$1,401,492	$127,486	9.10%
Securities	34,765	839	2.41%	37,819	777	2.05%
Federal Home Loan Bank stock	677	70	10.34%	984	82	8.33%
Other interest-earning assets	92,610	5,202	5.62%	76,542	4,143	5.41%
Total interest-earning assets	1,829,131	160,013	8.75%	1,516,837	132,488	8.73%
Allowance for credit losses	(4,940)			(4,676)
Non-interest-earning assets	90,675			84,287
Total assets	$1,914,866			$1,596,448

Interest-bearing demand deposit	$209,993	$8,498	4.05%	$93,426	$2,459	2.63%
Savings and club accounts	154,430	3,799	2.46%	248,755	6,777	2.72%
Certificates of deposit	917,665	43,322	4.72%	615,124	24,945	4.06%
Total interest-bearing deposits	1,282,088	55,619	4.34%	957,305	34,181	3.57%
Borrowed money	33,117	1,602	4.84%	29,007	1,116	3.85%
Total interest-bearing liabilities	1,315,205	57,221	4.35%	986,312	35,297	3.58%
Non-interest-bearing demand deposit	277,957			322,185
Other non-interest-bearing liabilities	19,739			17,139
Total liabilities	1,612,901			1,325,636
Equity	301,965			270,812
Total liabilities and equity	$1,914,866			$1,596,448

Net interest income / interest spread		$102,792	4.40%		$97,191	5.15%
Net interest rate margin			5.62%			6.41%
Net interest earning assets	$513,926			$530,525
Average interest-earning assets
to interest-bearing liabilities	139.08%			153.79%